Exhibit 32.1*
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Repligen Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to their knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2026	By:	/S/ OLIVIER LOEILLOT
Olivier Loeillot Chief Executive Officer (Principal executive officer)

Date: October 30, 2026	By:	/S/ JASON K. GARLAND
Jason K. Garland Chief Financial Officer (Principal financial officer)
*This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.